UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 29, 1999


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



          Illinois                                    36-3873352
----------------------------            ----------------------------------------
(State or other Jurisdiction              (I.R.S. Employer Identification No.)
    of Incorporation)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) At its regular board meeting on April 29, 1999, the Board of Directors of Wintrust Financial Corporation (the "Company") voted to approve the Audit Committee's recommendation to engage the accounting firm of Ernst & Young LLP as independent accountants for the Company for the year ending December 31, 1999. The work of KPMG LLP was terminated on April 29, 1999, subsequent to the Form 10-K report for December 31, 1998, which was filed with the Securities and Exchange Commission on March 30, 1999.

(b) During the audits of the two fiscal years ended December 31, 1998 and the subsequent interim period through April 29, 1999, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, nor have there been any reportable events.

(c) KPMG LLP's audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG LLP's letter to the Securities and Exchange Commission, dated May 6, 1999, is filed as Exhibit 16 to this Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date: May 6, 1999                                      /s/ David A. Dykstra
                                                       Executive Vice President
                                                       & Chief Financial Officer


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